January 9, 2013

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: XcelMobility Inc.

Dear Sir or Madam:

We have read the statements we understand XcelMobility Inc. will include under Item 4.01 of the Form 8-K report, dated January 9, 2013, to be filed for the change of auditors. We agree with such statements regarding our firm.

Very truly yours,

EFP Rotenberg, LLP

/gt